UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2026

LAKELAND FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	0-11487	35-1559596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 East Center Street,
Warsaw	,	Indiana	46580
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (574) 267-6144

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LKFN	The Nasdaq Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 14, 2026, the Company’s annual meeting of shareholders was held. At the meeting, the shareholders elected A. Faraz Abbasi, Blake W. Augsburger, Robert E. Bartels, Jr., Darrianne P. Christian, Melinda J. Creighton Truex, David M. Findlay, Emily E. Pichon, Kristin L. Pruitt, Steven D. Ross, Brian J. Smith, Daniel B. Starr, Bradley J. Toothaker, and M. Scott Welch, each with terms expiring in 2027. Additionally, the Company’s shareholders approved the advisory vote on executive compensation and ratified the selection of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2026.

The final results of voting on each of the matters submitted to a vote of security holders during the annual meeting are as follows:

	For	Abstain/Withhold	Broker Non-votes
A. Faraz Abbasi	15,444,897	4,267,983	2,872,162
Blake W. Augsburger	18,673,142	1,039,738	2,872,162
Robert E. Bartels, Jr.	19,098,273	614,607	2,872,162
Darrianne P. Christian	19,425,366	287,514	2,872,162
Melinda J. Creighton Truex	19,503,483	209,397	2,872,162
David M. Findlay	19,376,143	336,737	2,872,162
Emily E. Pichon	19,142,893	569,987	2,872,162
Kristin L. Pruitt	19,161,025	551,855	2,872,162
Steven D. Ross	19,122,229	590,651	2,872,162
Brian J. Smith	19,241,058	471,822	2,872,162
Daniel B. Starr	19,523,628	189,252	2,872,162
Bradley J. Toothaker	15,560,306	4,152,574	2,872,162
M. Scott Welch	19,149,946	562,934	2,872,162

Approval of Advisory Proposal on Executive Compensation:

For	Against	Abstain/Withhold	Broker Non-votes
14,741,820	4,859,374	111,686	2,872,162

Ratification of Crowe LLP as Independent Registered Public Accounting Firm:

For	Against	Abstain/Withhold	Broker Non-votes
22,283,808	298,203	3,031	0

Item 9.01. Financial Statements and Exhibits
(d)    Exhibits
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated: April 15, 2026	By:	/s/ Lisa M. O’Neill
Lisa M. O’Neill
Executive Vice President
and Chief Financial Officer